Exhibit 21.1

Subsidiary Information
As of February 20, 2019

Company	Jurisdiction of Incorporation	Doing Business As
Bausch & Lomb Argentina S.R.L.	Argentina	Bausch & Lomb Argentina S.R.L.
Waicon Vision S.A.	Argentina	Waicon Vision S.A.
Bausch & Lomb (Australia) Pty Limited	Australia	Bausch & Lomb (Australia) Pty Limited
DermaTech Pty Ltd	Australia	DermaTech Pty Ltd
Ganehill Pty Ltd	Australia	Ganehill Pty Ltd
Private Formula International Holdings Pty Ltd	Australia	Private Formula International Holdings Pty Ltd
Private Formula International Pty Ltd	Australia	Private Formula International Pty Ltd
Valeant (Australia) Pty Limited	Australia	Valeant (Australia) Pty Limited
Valeant Holdco 2 Pty Ltd	Australia	Valeant Holdco 2 Pty Ltd
Valeant Pharmaceuticals Australasia Pty Limited	Australia	Valeant Pharmaceuticals Australasia Pty Limited
Wirra Holdings Pty Limited	Australia	Wirra Holdings Pty Limited
Wirra IP Pty Limited	Australia	Wirra IP Pty Limited
Wirra Operations Pty Limited	Australia	Wirra Operations Pty Limited
Bausch & Lomb Gesellschaft m.b.H.	Austria	Bausch & Lomb GmbH
Hythe Property Incorporated	Barbados	Hythe Property Incorporated
Closed Joint-Stock Company Valeant Pharma	Belarus	CJSC Valeant Pharma
Bausch & Lomb B.V.B.A.	Belgium	Bausch & Lomb B.V.B.A.
Bausch & Lomb Pharma S.A.	Belgium	Bausch & Lomb Pharma S.A.
Valeant Pharmaceuticals Nominee Bermuda	Bermuda	Valeant Pharmaceuticals Nominee Bermuda
PharmaSwiss BH Društvo za trgovinu na veliko d.o.o. Sarajevo	Bosnia	PharmaSwiss BH d.o.o. Sarajevo
BL Importações Ltda.	Brazil	BL Importações Ltda.
BL Indústria Ótica Ltda.	Brazil	BL Indústria Ótica Ltda.
Valeant Farmacêutica do Brasil Ltda.	Brazil	Valeant Farmacêutica do Brasil Ltda.
0909657 B.C. Ltd.	British Columbia (Canada)	0909657 B.C. Ltd.
0919837 B.C. Ltd.	British Columbia (Canada)	0919837 B.C. Ltd.
0938638 B.C. ULC	British Columbia (Canada)	0938638 B.C. ULC
0938893 B.C. Ltd.	British Columbia (Canada)	0938893 B.C. Ltd.
Bausch & Lomb-Lord (BVI) Incorporated	British Virgin Islands	Bausch & Lomb-Lord (BVI) Incorporated
PHARMASWISS EOOD	Bulgaria	PHARMASWISS EOOD
Bausch & Lomb Canada Inc.	Canada	Bausch & Lomb Canada Inc.
Bausch Health, Canada Inc.	Canada	Bausch Health, Canada Inc.

Valeant Canada GP Limited/ Commandité Valeant Canada Limitée	Canada	Valeant Canada GP Limited/ Commandité Valeant Canada Limitée
Valeant Canada Limited / Valeant Canada Limitée	Canada	Valeant Canada Limited / Valeant Canada Limitée
Valeant Canada S.E.C./Valeant Canada LP	Canada	Valeant Canada S.E.C./Valeant Canada LP
V-BAC Holding Corp.	Canada	V-BAC Holding Corp.
9079-8851 Quebec Inc.	Quebec (Canada)	9079-8851 Quebec Inc.
Mercury (Cayman) Holdings	Cayman Islands	Mercury (Cayman) Holdings
Bausch & Lomb (Shanghai) Trading Co., Ltd.	China	Bausch & Lomb (Shanghai) Trading Co., Ltd.
Beijing Bausch & Lomb Eyecare Co., Ltd.	China	Beijing Bausch & Lomb Eyecare Co., Ltd.
Shandong Bausch & Lomb Freda New Packing Materials Co., Ltd.	China	Shandong Bausch & Lomb Freda New Packing Materials Co., Ltd.
Shandong Bausch & Lomb Freda Pharmaceutical Co., Ltd.	China	Shandong Bausch & Lomb Freda Pharmaceutical Co., Ltd.
Cambridge Pharmaceutical S.A.S.	Colombia	Cambridge Pharmaceutical S.A.S.
Farmatech S.A.	Colombia	Farmatech S.A.
Humax Pharmaceutical S.A.	Colombia	Humax Pharmaceutical S.A.
PHARMASWISS društvo s ograničenom odgovornošću za trgovinu i usluge	Croatia	PHARMASWISS društvo s ograničenom odgovornošću za trgovinu i usluge
PharmaSwiss Ceská republika s.r.o.	Czech Republic	PharmaSwiss Ceská republika s.r.o.
Valeant Czech Pharma s.r.o.	Czech Republic	Valeant Czech Pharma s.r.o.
Amoun Distribution LLC	Egypt	Amoun Distribution LLC
Amoun Pharmaceutical Company S.A.E.	Egypt	Amoun Pharmaceutical Company S.A.E.
ICN Egypt LLC	Egypt	ICN Egypt LLC
PharmaSwiss Eesti OÜ	Estonia	PharmaSwiss Eesti OÜ
Bausch & Lomb France S.A.S.	France	Bausch & Lomb France S.A.S.
BCF S.A.S.	France	BCF S.A.S.
Laboratoire Chauvin S.A.S.	France	Laboratoire Chauvin S.A.S.
Bausch & Lomb GmbH	Germany	Bausch & Lomb GmbH
BLEP Holding GmbH	Germany	BLEP Holding GmbH
Dr. Gerhard Mann chem.-pharm. Fabrik Gesellschaft mit beschränkter Haftung	Germany	Dr. Gerhard Mann chem.-pharm. Fabrik GmbH
Dr. Robert Winzer Pharma GmbH	Germany	Dr. Robert Winzer Pharma GmbH
Grundstücksverwaltungsgesellschaft Dr.Gerhard Mann chem.- pharm. Fabrik GmbH	Germany	Grundstücksverwaltungsgesellschaft Dr.Gerhard Mann chem.- pharm. Fabrik GmbH
Pharmaplast Vertriebsgesellschaft mbH	Germany	Pharmaplast Vertriebsgesellschaft mbH
Technolas Perfect Vision GmbH	Germany	Technolas Perfect Vision GmbH
PharmaSwiss Hellas Commercial Societe Anonyme of Pharmaceuticals	Greece	PharmaSwiss Hellas S.A.
Bausch & Lomb (Hong Kong) Limited	Hong Kong	Bausch & Lomb (Hong Kong) Limited
Sino Concept Technology Limited	Hong Kong	Sino Concept Technology Limited

Solta Medical International Limited	Hong Kong	Solta Medical International Limited
Valeant Pharma Magyarország Kereskedelmi Korlátolt Felelősségű Társaság	Hungary	Valeant Pharma Magyarország Kereskedelmi Korlátolt Felelősségű Társaság
Bausch & Lomb India Private Limited	India	Bausch & Lomb India Private Limited
PT Bausch Lomb Indonesia	Indonesia	PT Bausch Lomb Indonesia
Bausch Health Ireland Limited	Ireland	Bausch Health Ireland Limited
Oceana Therapeutics Limited	Ireland	Oceana Therapeutics Limited
Valeant Holdings Ireland	Ireland	Valeant Holdings Ireland
Bausch & Lomb-IOM S.P.A.	Italy	Bausch & Lomb-IOM S.P.A.
B.L.J. Company Limited	Japan	B.L.J. Company Limited
Bausch & Lomb (Jersey) Limited	Jersey	Bausch & Lomb (Jersey) Limited
Valeant LLC	Kazakhstan	Valeant LLC
Bausch & Lomb Korea Co., Ltd.	Korea	Bausch & Lomb Korea Co., Ltd.
Bescon Co., Ltd.	Korea	Bescon Co., Ltd.
Akcinė bendrovė “Sanitas”	Lithuania	AB Sanitas
UAB PharmaSwiss	Lithuania	UAB PharmaSwiss
Bausch & Lomb Luxembourg S.à r.l.	Luxembourg	Bausch & Lomb Luxembourg S.à r.l.
Biovail International S.à r.l.	Luxembourg	Biovail International S.à r.l.
Valeant Finance Luxembourg S.à r.l.	Luxembourg	Valeant Finance Luxembourg S.à r.l.
Valeant Holdings Luxembourg S.à r.l.	Luxembourg	Valeant Holdings Luxembourg S.à r.l.
Valeant Pharmaceuticals Luxembourg S.à r.l.	Luxembourg	Valeant Pharmaceuticals Luxembourg S.à r.l.
Bausch & Lomb (Malaysia) Sdn. Bhd.	Malaysia	Bausch & Lomb (Malaysia) Sdn. Bhd.
Bausch & Lomb México, S.A. de C.V.	Mexico	Bausch & Lomb México, S.A. de C.V.
Bausch Health Mexico, S.A. de C.V.	Mexico	Bausch Health Mexico, S.A. de C.V.
Laboratorios Fedal, S.A.	Mexico	Laboratorios Fedal, S.A.
Laboratorios Grossman, S.A.	Mexico	Laboratorios Grossman, S.A.
Logística Valeant, S.A. de C.V.	Mexico	Logística Valeant, S.A. de C.V.
Nysco de México, S.A. de C.V.	Mexico	Nysco de México, S.A. de C.V.
Tecnofarma, S.A. de C.V.	Mexico	Tecnofarma, S.A. de C.V.
Valeant Farmacéutica, S.A. de C.V.	Mexico	Valeant Farmacéutica, S.A. de C.V.
Valeant Servicios y Administración, S. de R.L. de C.V.	Mexico	Valeant Servicios y Administración, S. de R.L. de C.V.
Bausch+Lomb OPS B.V.	Netherlands	Bausch+Lomb OPS B.V.
Natur Produkt Europe B.V.	Netherlands	Natur Produkt Europe B.V.
Technolas Perfect Vision Coöperatief SA	Netherlands	Technolas Perfect Vision Coöperatief SA
Valeant Dutch Holdings B.V.	Netherlands	Valeant Dutch Holdings B.V.
Bausch & Lomb (New Zealand) Limited	New Zealand	Bausch & Lomb (New Zealand) Limited
Valeant Pharmaceuticals New Zealand Limited	New Zealand	Valeant Pharmaceuticals New Zealand Limited
Valeant Farmacéutica Panamá, S.A.	Panama	Valeant Farmacéutica Panamá, S.A.
Valeant Farmacéutica Perú S.R.L.	Peru	Valeant Farmacéutica Perú S.R.L.

Bausch & Lomb Philippines Inc.	Philippines	Bausch & Lomb Philippines Inc.
Cadogan spółka z ograniczoną odpowiedzialnością	Poland	Cadogan sp. z o.o.
Emo-Farm spółka z ograniczoną odpowiedzialnością	Poland	Emo-Farm sp. z o.o.
ICN Polfa Rzeszow Spółka Akcyjna	Poland	ICN Polfa Rzeszow SA
Przedsiebiorstwo Farmaceutyczne Jelfa Spółka Akcyjna	Poland	Przedsiebiorstwo Farmaceutyczne Jelfa SA
Valeant Inter spółka z ograniczoną odpowiedzialnością	Poland	Valeant Inter sp. z o.o.
Valeant Med spółka z ograniczoną odpowiedzialnością	Poland	Valeant Med sp. z o.o.
Valeant spółka z ograniczoną odpowiedzialnością	Poland	Valeant sp. z o.o.
Valeant spółka z ograniczoną odpowiedzialnością Europe spółka jawna	Poland	Valeant sp. z o.o. Europe sp. j.
Valeant Pharma Poland spółka z ograniczoną odpowiedzialnością	Poland	Valeant Pharma Poland sp. z o.o.
VP Valeant spółka z ograniczoną odpowiedzialnością spółka jawna	Poland	VP Valeant Sp. z o.o. sp. j.
Amoun Pharmaceutical Romania SRL	Romania	Amoun Pharmaceutical Romania SRL
S.C. Valeant Pharma SRL	Romania	Valeant Pharma SRL
JSC "Natur Produkt International"	Russia	JSC "Natur Produkt International"
VALEANT LLC	Russia	VALEANT LLC
PharmaSwiss doo preduzeće za proizvodnju, unutrašnju, spoljnu trgovinu i zastupanje Beograd	Serbia	PharmaSwiss doo, Beograd
Bausch & Lomb (Singapore) Private Limited	Singapore	Bausch & Lomb (Singapore) Private Limited
Technolas Singapore Pte. Ltd.	Singapore	Technolas Singapore Pte. Ltd.
Valeant Slovakia s.r.o.	Slovakia	Valeant Slovakia s.r.o.
PHARMASWISS, trgovsko in proizvodno podjetje, d.o.o.	Slovenia	PharmaSwiss d.o.o.
Bausch and Lomb (South Africa) (Pty) Ltd	South Africa	Bausch and Lomb (South Africa) (Pty) Ltd
Soflens (Pty) Ltd	South Africa	Soflens (Pty) Ltd
Bausch & Lomb S.A.	Spain	Bausch & Lomb S.A.
Bausch & Lomb Nordic Aktiebolag	Sweden	Bausch & Lomb Nordic AB
Bausch & Lomb Swiss AG	Switzerland	Bausch & Lomb Swiss AG
fx Life Sciences AG	Switzerland	fx Life Sciences AG
PharmaSwiss SA	Switzerland	PharmaSwiss SA
Bausch & Lomb Taiwan Limited	Taiwan	Bausch & Lomb Taiwan Limited
Bausch & Lomb (Thailand) Limited	Thailand	Bausch & Lomb (Thailand) Limited
Valeant (Thailand) Ltd.	Thailand	iNova Pharmaceuticals (Thailand) Ltd.
Bausch and Lomb Sağlik ve Optik Ürünleri Ticaret Anonim Şirketi	Turkey	Bausch and Lomb Sağlik ve Optik Ürünleri Tic.Ş.Þ
VALEANT PHARMACEUTICALS Limited Liability Company	Ukraine	VALEANT PHARMACEUTICALS LLC

Medpharma Pharmaceutical & Chemical Industries LLC	UAE	Medpharma Pharma & Chem Ind LLC
Valeant DWC-LLC	UAE	Valeant DWC-LLC
Bausch & Lomb UK Holdings Limited	United Kingdom	Bausch & Lomb UK Holdings Limited
Bausch & Lomb U.K. Limited	United Kingdom	Bausch & Lomb U.K. Limited
Sterimedix Limited	United Kingdom	Sterimedix Limited
Synergetics Surgical EU Limited	United Kingdom	Synergetics Surgical EU Limited
Salix Pharmaceuticals, Inc.	California (US)	Salix Pharmaceuticals, Inc.
Visioncare Devices, Inc.	California (US)	Visioncare Devices, Inc.
Audrey Enterprise, LLC	Delaware (US)	Audrey Enterprise, LLC
Bausch & Lomb South Asia, Inc.	Delaware (US)	Bausch & Lomb South Asia, Inc.
Bausch Foundation	Delaware (US)	Bausch Foundation
Bausch Health Americas, Inc.	Delaware (US)	Bausch Health Americas, Inc.
Bausch Health US, LLC	Delaware (US)	Bausch Health US, LLC
eyeonics, inc.	Delaware (US)	eyeonics, inc.
Eye Essentials LLC	Delaware (US)	Eye Essentials LLC
Medicis Pharmaceutical Corporation	Delaware (US)	Medicis Pharmaceutical Corporation
Oceana Therapeutics, Inc.	Delaware (US)	Oceana Therapeutics, Inc.
Oceanside Pharmaceuticals, Inc.	Delaware (US)	Oceanside Pharmaceuticals, Inc.
OraPharma, Inc.	Delaware (US)	OraPharma, Inc.
PreCision Dermatology, Inc.	Delaware (US)	PreCision Dermatology, Inc.
Prestwick Pharmaceuticals, Inc.	Delaware (US)	Prestwick Pharmaceuticals, Inc.
Salix Pharmaceuticals, Ltd.	Delaware (US)	Salix Pharmaceuticals, Ltd.
Santarus, Inc.	Delaware (US)	Santarus, Inc.
Solta Medical, Inc.	Delaware (US)	Solta Medical, Inc.
Synergetics IP, Inc.	Delaware (US)	Synergetics IP, Inc.
Technolas Perfect Vision, Inc.	Delaware (US)	Technolas Perfect Vision, Inc.
Unilens Corp. USA	Delaware (US)	Unilens Corp. USA
Unilens Vision Sciences Inc.	Delaware (US)	Unilens Vision Sciences Inc.
VRX Holdco LLC	Delaware (US)	VRX Holdco LLC
Croma Pharmaceuticals, Inc.	Florida (US)	Croma Pharmaceuticals, Inc.
Synergetics, Inc.	Missouri (US)	Synergetics, Inc.
Alden Optical Laboratories, Inc.	New York (US)	Alden Optical Laboratories, Inc.
Bausch & Lomb Incorporated	New York (US)	Bausch & Lomb Incorporated
Bausch & Lomb International Inc.	New York (US)	Bausch & Lomb International Inc.
U.S. Nuclear Corporation	Ohio (US)	U.S. Nuclear Corporation
AcriVet Inc.	Utah (US)	AcriVet Inc.

In accordance with the instructions of Item 601 of Regulation S-K, certain subsidiaries are omitted from the foregoing table.